UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐

Preliminary Proxy Statement

☐

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐

Definitive Proxy Statement

☒

Definitive Additional Materials

☐

Soliciting Material Pursuant to Rule 14a-11I or Rule 14a-12

BROADCASTER, INC.

(Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

X	No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
$_____ per share as determined under Rule 0-11 under the Exchange Act.
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

BROADCASTER, INC.

9201 Oakdale Avenue, Suite 200

Chatsworth, California 91311

(818) 206-9274

Supplement to Proxy Statement Dated May 23, 2008

To Our Stockholders:

     This supplement (the “Supplement”) to the definitive proxy statement dated May 23, 2008 (the “Proxy Statement”) of Broadcaster, Inc., a Delaware corporation (the “Company” and sometimes referred to with the pronouns “we”, “us” and “our” for convenience), relating to the annual meeting of our stockholders (the “Annual Meeting”), which was originally to be held on June 26, 2008 for the purpose of considering and voting on the (i) election of five directors to our board of directors; (ii) approval of the Broadcaster 2008 Long Term Incentive Plan; and (iii) ratification of  the appointment of Choi, Kim & Park LLP as our independent registered public accounting firm for our fiscal year ending on June 30, 2009, is being furnished to holders of the Company’s common stock as of the close of business on May 21, 2008, which is the record date for the Annual Meeting previously established by the Company (the “Record Date”). In accordance with the terms of a Stipulation we entered into with Baytree Capital Associates, LLC, Nolan Quan, Blair Mills and Martin Wade, we adjourned our Annual Meeting prior to the call for a vote on the items specified above.  In an effort to economically and efficiently address concerns regarding agenda items that were to be the subject of our Annual Meeting we entered into the Stipulation.  The Annual Meeting, which was originally convened on June 26, 2008 was adjourned to 10:00 A.M., Pacific Standard Time, on August 6, 2008, at the Company’s offices at 9201 Oakdale Avenue, Suite 200, Chatsworth, California 91311.

     Company stockholders as of the Record Date will still be entitled to appear and vote, in person or by proxy, at the Annual Meeting when reconvened on August 6, 2008. For your convenience, we have enclosed another proxy card with this letter. Please note that the proxy card that accompanied the Proxy Statement previously mailed to you with the notice of the Annual Meeting on or about May 29, 2008, remains valid. If you previously submitted a validly executed proxy card for the Annual Meeting, which proxy has not been subsequently revoked, and you were a stockholder of record as of the Record Date, your vote will be recorded as indicated on your proxy card or if you signed and dated your proxy card but did not indicate how you wished to vote, your proxy will be voted in favor of the approval  of the Broadcaster 2008 Long Term Incentive Plan and the ratification of the appointment of Choi, Kim & Park LLP only. If you have already delivered a properly executed proxy, you do not need to do anything unless you wish to change your vote. If you have not previously voted or if you wish to revoke or change your vote, please complete, date, sign and return the enclosed proxy card.

     Please read the Proxy Statement, as modified by this Supplement, carefully and in its entirety.

Sincerely,

/s/ MARTIN WADE, III
Martin Wade, III
Chairman and Chief Executive Officer

June 26, 2008

BROADCASTER, INC.

2008 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

P R O X Y

The undersigned, revoking all previous proxies, hereby appoints Martin Wade, III as proxy, acting jointly and severally, with full power of substitution, for and in the name of the undersigned to vote all shares of common stock, par value $.001 per share, of Broadcaster, Inc., that the undersigned would be entitled to vote if present in person at the annual meeting of stockholders to be held on  June 26, 2008 , at 10:00 AM Pacific Standard Time, and at any adjournment, on the matters described in the accompanying proxy statement and on any such other matters as may properly come before the annual meeting. The proxies are directed to vote or refrain from voting as checked on the reverse side on the matters listed on the reverse side, and otherwise may vote in their discretion.

This proxy granted by this card will be voted in the manner directed on the reverse side by the undersigned stockholder. If no direction is specified, this proxy will be voted “FOR” Item 2 and “FOR” Item 3. With respect to any other matters that properly come before the annual meeting, the proxies may vote at their discretion. The board of directors currently knows of no other business that will come before the annual meeting. If at the time of the annual meeting any of the individuals listed on this proxy card are unable to serve, this proxy will be voted for the remaining individuals.

Address Changes/Comments: __________________________________________________________________

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

BROADCASTER, INC. 9201 OAKDALE AVENUE SUITE 200 CHATSWORTH, CA 91311

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Broadcaster, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To signup for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Broadcaster, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

BROADCASTER, INC.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR "FIVE OF THE SIX INDIVIDUALS AND "FOR" ITEMS 2 AND 3.

Item 1.

Election of five of out of the six individuals listed below, each to serve for the following year and until his successor is elected (PLEASE SELECT ONLY FIVE INDIVIDUALS- SELECTION OF ALL SIX WILL INVALIDATE YOUR VOTE)

		For All Except	To withhold authority to vote for any individual(s), mark “For All Except” and write the number(s) of the individual(s) on the line below.
Individuals:		☐
01) Richard Berman	For ☐	Withhold ☐
02) Arthur Camiolo	For ☐	Withhold ☐
03) Paul Goodman	For ☐	Withhold ☐
04) Lawrence Johnson	For ☐	Withhold ☐
05) Blair Mills	For ☐	Withhold ☐
06) Martin Wade, III	For ☐	Withhold ☐
Item 2. Approval of the Broadcaster 2008 Long Term Incentive Plan
FOR		AGAINST		ABSTAIN
☐		☐		☐
Item 3. Ratification of the selection of Choi, Kim & Park LLP. as the Company’s independent registered public accounting firm for our fiscal year ending June 30, 2009.
FOR		AGAINST		ABSTAIN
☐		☐		☐

For address changes and/or comments, please check this box and write them on the back where indicated.			☐

( NOTE : Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer. If a partnership, please sign in partnership name by authorized person.)

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)	Date